[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 10.35

ADDENDUM No. 2 TO

AMENDED AND RESTATED MASTER SERVICES AGREEMENT

This Addendum No. 2 (the “Addendum”) to the AMENDED AND RESTATED MASTER SERVICES AGREEMENT dated as of May 31, 2005, as amended (collectively, the “Agreement”), by and between EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC. (“ESSDS”) and ORPHAN MEDICAL, INC. (“Orphan Medical”) and assigned to JAZZ PHARMACEUTICALS, INC. (“Jazz Pharmaceuticals”), is entered into as of the 22nd day of June, 2006 (the “Effective Date”) by and between ESSDS and Jazz Pharmaceuticals. Capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement.

RECITALS

WHEREAS, Jazz Pharmaceuticals desires ESSDS to provide certain Nursing Program Services (as defined in Section 2 of this Addendum) as a trial pilot program for its product, Xyrem, and related PAP; and

WHEREAS, the parties desire to include and describe in more detail the provision by ESSDS of certain Nursing Program Services as a trial pilot program under the PAP to Jazz Pharmaceuticals as described herein; and

WHEREAS, Section 10.10 of the Agreement provides that the Agreement may be amended by a written instrument signed by both parties; and

WHEREAS, the parties desire to supplement the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Agreement, the parties hereto agree as follows:

AGREEMENT

1. Incorporation of Recitals. The Recitals are hereby incorporated into the Addendum.

2. Definitions. As used in this Addendum, the following term (and the plural thereof, when appropriate) shall have the meaning set forth herein, except where the context makes it clear that such meaning is not intended:

a.	“Nursing Program Services” shall mean those services set forth in Exhibit A, attached hereto and incorporated herein by reference that are

1.

b.	provided as a trial pilot program for the Jazz Pharmaceutical product, Xyrem and related PAP.

c.	Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Agreement.

3. Performance of Nursing Program Services. ESSDS shall perform the Nursing Program Services set forth in Exhibit A as a trial pilot program for Jazz Pharmaceuticals for its product, Xyrem and related PAP. ESSDS agrees to perform such Nursing Program Services with due care in accordance with the standards and practices which are generally accepted in the industry and exercised by other persons engaged in performing similar services in the local area and in accordance with all applicable federal and state laws and regulations. In the event the pilot program is transitioned into a permanent program under the PAP, the parties agree to renegotiate, in good faith, an agreement under which Nursing Program Services will be provided as a permanent program under the PAP.

4. Term and Termination. The term of this Addendum shall commence on the Effective Date, and continue through November 30, 2006, unless this Addendum is earlier terminated as provided herein or extended by the parties. Either party may terminate this Addendum on thirty (30) days’ prior written notice to the other party, provided, however, that neither party may terminate this Addendum prior to August 31, 2006.

5. Fees. Jazz Pharmaceuticals shall pay ESSDS the fees described in Exhibit B in consideration of the performance of Nursing Program Services. The fees described on Exhibit B shall constitute full and complete payment for performance of the Nursing Program Services by ESSDS under the Agreement.

6. Miscellaneous.

a.	Except as expressly set forth in this Addendum, all of the terms and conditions of the Agreement shall remain in full force and effect.

b.	To the extent there is a conflict between the terms and conditions of this Addendum and the terms and conditions of the Agreement, this Addendum shall control.

c.	This Addendum may be executed in one or more counterpart copies, each of which shall be deemed an original, and all of which shall together be deemed to constitute one agreement. Facsimile execution and delivery of this Addendum is legal, valid and binding execution and delivery for all purposes.

{SIGNATURE PAGE FOLLOWS}

2.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties have executed or caused this Addendum to be executed as of this 22nd day of June, 2006.

EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC.		JAZZ PHARMACEUTICALS, INC.

By:	/s/ Gerard A. Carino	By:	/s/ Janne L. T. Wissel
Its:	President PBS & SDS	Its:	SR VP Development

3.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A

NURSING PROGRAM SERVICES

Population

•

Patients to whom Nursing Program Services will be offered under the trial pilot program (the “pilot patient population”) will include all new enrollees on a given day of the week (e.g., every Tuesday or such other day as determined by the parties) over a recommended period of [ * ].

Contact

•

ESSDS nurses will contact a random, select group of the pilot patient population at designated intervals over the course of the first 90 days of such individual’s Xyrem therapy. There will be [ * ] “touch points” with the patient through the [ * ] refill: [ * ]

The patient may contact the nurse at other intervals throughout the pilot program. Additionally, it may be necessary for the nurse to contact the patient’s physician throughout the pilot program for clarification of orders and/or compliance issues.

Documentation

•	ESSDS will document all contact with the patients selected from the pilot patient population and their physicians’ offices.

Reporting

•	ESSDS will provide a monthly report to include patient [ * ].

Program Continuation

•	Outcomes for improvement in length of therapy will be measured and reported to determine whether permanent PAP program-wide implementation should occur.

A-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT B

FEES

Services	Fees
Monthly Management Fee (prorated for partial months)	$[ * ]

The fee schedule listed above is subject to the following qualifications:

•	The fees apply to the Nursing Program Services only.

•	In the event the Nursing Program Services are canceled and this Addendum terminated, the nursing staff will continue to contact patients through the [ * ] refill.

•	SDS will be paid the Monthly Management Fee each month until all patients have cycled through the [ * ] refill.

•	Pricing will be re-evaluated upon permanent program-wide implementation.

B-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.